October 16, 2008

FOR IMMEDIATE RELEASE

Contacts:
ANALYSTS		MEDIA
Tamera Gjesdal	Chris Henson	Bob Denham
Senior Vice President	Sr. Exec. Vice President	Senior Vice President
Investor Relations	Chief Financial Officer	Corporate Communications
(336) 733-3058	(336) 733-3008	(336) 733-1475

BB&T reports net income of $358 million

     WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE: BBT) reported today net income for the third quarter of 2008 totaling $358 million, or $.65 per diluted share, compared with $444 million, or $.80 per diluted share, earned during the third quarter of 2007. These results reflect decreases of 19.4% and 18.8%, respectively, compared to the same quarter last year.

     BB&T’s third quarter net income produced annualized returns on average assets and average shareholders’ equity of 1.04% and 10.86%, respectively, compared to prior year returns of 1.37% and 14.24%, respectively.

     Operating earnings for the third quarter of 2008 totaled $355 million, or $.64 per diluted share, excluding $35 million in net after-tax securities gains, $26 million in after-tax charges for other-than-temporary impairment and $6 million in after-tax charges for nonrecurring professional fees and merger-related and restructuring charges. Operating earnings for the third quarter of 2007 totaled $448 million, or $.81 per diluted share, excluding $4 million in net after-tax merger-related and restructuring charges.

     “While we are not immune to the unprecedented challenges in the financial markets, BB&T remains a strong and financially sound company,” said Chairman and Chief Executive Officer John A. Allison. “Our capital levels, debt ratings and earnings are among the best in the industry. Our pre-tax pre-provision operating earnings for the third quarter were $865 million, an increase of 12.0% compared to the same period last year, indicating that we are growing our client base and that our underlying businesses are performing well despite market and credit challenges. Our net interest margin improved for the fourth consecutive quarter and many of our fee income businesses continue to produce healthy revenue growth.

     “There is tremendous turmoil in the financial services industry right now, creating a great deal of anxiety in our communities,” said Allison. “BB&T has grown and prospered in other challenging economic times and I believe we will not only navigate the current challenges but will be even more successful in the future.”

MORE

     GAAP and operating results for the third quarter of 2008 include a $364 million provision for credit losses. The provision exceeded net charge-offs by $122 million and resulted in an increase in the allowance for loan and lease losses as a percentage of loans and leases held for investment to 1.45% at Sept. 30 compared to 1.33% at June 30.

     For the first nine months of 2008, BB&T’s net income was $1.21 billion compared to $1.32 billion earned in the first nine months of 2007, a decrease of 8.2% . Diluted earnings per share for the first nine months of 2008 totaled $2.20 compared to $2.40 earned during the same period in 2007. Excluding merger-related and restructuring charges or credits and nonrecurring items, operating earnings for the first nine months of 2008 totaled $1.13 billion, or $2.06 per diluted share, compared to $1.33 billion, or $2.42 per diluted share, earned during the first nine months of 2007.

Nonperforming Assets and Credit Losses Increase

     BB&T’s nonperforming asset levels and credit losses increased further in the third quarter of 2008 compared to the second quarter of 2008. Nonperforming assets, as a percentage of total assets, increased to 1.20% at Sept. 30, compared to .95% at June 30. Annualized net charge-offs were 1.00% of average loans and leases for the third quarter of 2008, up from .72% in the second quarter of 2008. Excluding losses incurred by BB&T’s specialized lending subsidiaries, annualized net charge-offs for the current quarter were .82% of average loans and leases compared to .53% in the second quarter of 2008.

     The provision for credit losses totaled $364 million in the third quarter of 2008, an increase of $259 million compared to the same quarter last year, and exceeded net charge-offs by $122 million in the current quarter. The increases in net charge-offs, nonperforming assets and the provision for credit losses were largely driven by continued challenges in residential real estate markets with the largest concentration of credit issues occurring in Georgia, Florida and metro Washington, D.C.

BB&T Capital Levels Increase

     BB&T’s tangible and regulatory capital levels increased and remained very healthy at Sept. 30. BB&T’s tangible capital ratio was 5.8% at Sept. 30, up from 5.7% at June 30, and the Tier 1 leverage ratio was 7.6%, up from 7.2% last quarter. In addition, BB&T’s Tier 1 risk-based capital and total risk-based capital ratios were 9.4% and 14.4%, respectively, up from 8.9% and 14.0%, respectively, at June 30. BB&T’s risk-based capital ratios are significantly higher than an average of its peers and remain well above regulatory standards for well-capitalized banks.

     During the third quarter, BB&T declared a quarterly cash dividend of $.47 per share, up 2.2% compared to the third quarter of 2007. BB&T has increased the cash dividend for 37 consecutive years and has paid a dividend every year since 1903.

Net interest margin improves to 3.66%

     BB&T’s fully taxable equivalent net interest income totaled $1.1 billion for the third quarter, an increase of 11.8% compared to the same quarter of 2007. The net interest margin was 3.66% for the current quarter, up from 3.65% for the second quarter of 2008 and up from 3.45% in the third quarter last year. The increase marks the fourth consecutive quarter that BB&T’s margin has improved.

MORE

BB&T’s Fee-Based Businesses Produce Solid Quarterly Growth Rates

     On an operating basis, noninterest income increased $102 million, or 15.1%, during the third quarter of 2008 compared to 2007. These increases include higher revenues generated by BB&T’s insurance operations, service charges on deposit accounts, and other nondeposit fees and commissions, as well as a solid performance from BB&T’s mortgage banking operations.

     Income from BB&T’s insurance operations increased 12.6% to $232 million in the current quarter compared with $206 million earned during the third quarter last year. This increase was primarily the result of new product initiatives that were introduced during the second half of 2007.

     Service charges on deposit accounts totaled $176 million for the third quarter of 2008, an increase of 12.1% compared to $157 million earned in the same quarter last year. This increase was primarily attributable to growth in client relationships and revenues from overdraft items.

     Other nondeposit fees and commissions totaled $137 million for the third quarter of 2008, an increase of 6.2% compared to the third quarter of 2007. This increase was generated primarily by growth in bankcard income and debit card related services.

     Revenues from mortgage banking operations totaled $83 million for the third quarter of 2008, an increase of $56 million compared to the third quarter of 2007. This increase reflects the adoption of fair value accounting standards and the net change in the mortgage servicing rights valuation. Fair value accounting increased mortgage banking income by $13 million, and also resulted in an $11 million increase in personnel expense during the quarter. The net change in the valuation of mortgage servicing rights resulted in an increase of $18 million compared to the third quarter of 2007. The increase was the result of the mortgage servicing rights hedge outperforming the decline in the value of the asset. Excluding the impact of these items, mortgage banking income increased $25 million, or 119%, compared to the same period last year. The growth in mortgage banking income includes strong production revenues from both residential and commercial mortgage banking operations.

     Other noninterest income totaled $30 million for the third quarter of 2008 compared to $23 million earned in the same quarter last year, an increase of 30.4% . The growth in noninterest income was generated by an increase of $16 million from trading and hedging activities due to losses incurred in the prior year’s third quarter, which were partially offset by reduced earnings of $9 million from investments in low income housing partnerships that generate tax benefits compared to the third quarter of 2007.

Balance Sheet Growth Remains Healthy

     Average loans and leases totaled $95.9 billion for the third quarter of 2008, reflecting an increase of $6.9 billion, or 7.7%, compared to the third quarter of 2007. This increase was composed of growth in average commercial loans and leases, which increased $5.3 billion, or 12.4%; average mortgage loans, which increased $563 million, or 3.1%; average sales finance loans, which increased $286 million, or 4.8%; average revolving credit loans, which increased $203 million, or 13.7%; average loans originated by BB&T’s specialized lending subsidiaries, which increased $446 million, or 8.4%; and growth in average direct retail loans, which increased $61 million, or 0.4%, compared to the third quarter last year.

MORE

     Average deposits totaled $90.0 billion for the third quarter of 2008, an increase of 6.9% compared to $84.2 billion for the third quarter of 2007. The average growth rate in client deposits accelerated to 16.5%, on an annualized basis, compared to the second quarter of 2008, as BB&T is gaining many new client relationships. During the third quarter of 2008, BB&T’s banking network generated approximately 31,000 net new transaction accounts.

BB&T Continues to Expand Insurance Business

     BB&T expanded its coastal South Carolina insurance operations with the acquisition of Puckett, Scheetz & Hogan of Myrtle Beach, S.C. The merger will give BB&T the largest insurance market share in greater Myrtle Beach. BB&T also acquired Sumter, S.C.-based Southern Risk Operations LLC, an insurance broker that specializes in finding coverage for a broad range of risks. Also, in early September, BB&T acquired Commercial Title Group, Inc. of Vienna, Va.

     At Sept. 30, BB&T had $137.0 billion in assets and operated 1,501 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland, Tennessee, Florida, Alabama, Indiana and Washington, D.C. BB&T’s common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T’s common stock on Oct. 15 was $32.16 per share.

     For additional information about BB&T’s financial performance, company news, products and services, please visit our Web site at www.BBT.com.

Earnings Webcast

     To hear a live webcast of BB&T’s third quarter 2008 earnings conference call at 11:00 a.m. (EDT) today, please visit our Web site at www.BBT.com. Replays of the conference call will be available through our Web site until Friday, Oct. 31 or by dialing 1-888-203-1112 plus access code 6794434 until Tuesday, Oct. 21.

#

     Risk-based capital ratios are preliminary.

     This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). BB&T’s management uses these “non-GAAP” measures in their analysis of the Corporation’s performance. Non-GAAP measures typically adjust GAAP performance measures to exclude the effects of charges, expenses and gains related to the consummation of mergers and acquisitions, and costs related to the integration of merged entities, as well as the amortization of intangibles and purchase accounting mark-to-market adjustments in the case of “cash basis” performance measures. These non-GAAP measures may also exclude other significant gains, losses or expenses that are unusual in nature and not expected to recur. Since these items and their impact on BB&T’s performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information that is important for a proper understanding of the operating results of BB&T’s core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

     This press release contains certain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results may differ materially from current projections. Please refer to BB&T’s filings with the Securities and Exchange Commission for a summary of important factors that may affect BB&T’s forward-looking statements. BB&T undertakes no obligation to revise these statements following the date of this press release.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 5	Investor Relations	FAX (336) 733-3132

		For the Three Months Ended	Increase (Decrease)
(Dollars in millions, except per share data)		9/30/08	9/30/07	$	%
OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent		$1,821	$2,051	$(230)	(11.2	) %
Interest expense		712	1,059	(347)	(32.8)
Net interest income - taxable equivalent		1,109	992	117	11.8
Less: Taxable equivalent adjustment		21	14	7	50.0
Net interest income		1,088	978	110	11.2
Provision for credit losses		364	105	259	246.7
Net interest income after provision for credit losses		724	873	(149)	(17.1)
Noninterest income		777	675	102	15.1
Noninterest expense		1,000	881	119	13.5
Operating earnings before income taxes		501	667	(166)	(24.9)
Provision for income taxes		146	219	(73)	(33.3)
Operating earnings (1)		$355	$448	$(93)	(20.8	) %
PER SHARE DATA BASED ON OPERATING EARNINGS (1)
Basic earnings		$.64	$.81	$(.17)	(21.0	) %
Diluted earnings		.64	.81	(.17)	(21.0)
Weighted average shares (in thousands) -	Basic	549,761	550,603
	Diluted	553,544	555,336
Dividends paid per share		$.47	$.46	$.01	2.2%
PERFORMANCE RATIOS BASED ON OPERATING EARNINGS (1)
Return on average assets		1.03%	1.38%
Return on average equity		10.74	14.38
Net yield on earning assets (taxable equivalent)		3.66	3.45
Noninterest income as a percentage of
total income (taxable equivalent) (2)		40.5	40.1
Efficiency ratio (taxable equivalent) (2)		52.3	52.9
CASH BASIS PERFORMANCE
BASED ON OPERATING EARNINGS (1)(3)
Cash basis operating earnings		$371	$466	$(95)	(20.4	) %
Diluted earnings per share		.67	.84	(.17)	(20.2)
Return on average tangible assets		1.12%	1.50%
Return on average tangible equity		19.77	26.86
Efficiency ratio (taxable equivalent) (2)		51.0	51.3

		For the Three Months Ended	Increase (Decrease)
(Dollars in millions, except per share data)		9/30/08	9/30/07	$	%
INCOME STATEMENTS
Interest income		$1,793	$2,030	$(237)	(11.7	) %
Interest expense		705	1,052	(347)	(33.0)
Net interest income		1,088	978	110	11.2
Provision for credit losses		364	105	259	246.7
Net interest income after provision for credit losses		724	873	(149)	(17.1)
Noninterest income		792	675	117	17.3
Noninterest expense		1,009	888	121	13.6
Income before income taxes		507	660	(153)	(23.2)
Provision for income taxes		149	216	(67)	(31.0)
Net income		$358	$444	$(86)	(19.4	) %
PER SHARE DATA
Basic earnings		$.65	$.81	$(.16)	(19.8	) %
Diluted earnings		.65	.80	(.15)	(18.8)
Weighted average shares (in thousands) -	Basic	549,761	550,603
	Diluted	553,544	555,336
PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets		1.04%	1.37%
Return on average equity		10.86	14.24
Efficiency ratio (taxable equivalent) (2)		52.8	53.3

NOTES:	Applicable ratios are annualized.
	(1)	Operating earnings exclude the effect of merger-related and restructuring charges or credits and nonrecurring items. These amounts totaled $(3 million) and $4 million, net of tax, in the third quarters of 2008 and 2007, respectively. See Reconciliation Tables included herein.
	(2)	Excludes securities gains (losses), foreclosed property expense, increases or decreases in the valuation of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives. Cash basis and operating ratios also exclude merger-related and restructuring charges or credits and nonrecurring items, where applicable. See Reconciliation Tables included herein.
	(3)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity, net of deferred taxes, and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 6	Investor Relations	FAX (336) 733-3132

		For the Nine Months Ended	Increase (Decrease)
(Dollars in millions, except per share data)		9/30/08	9/30/07	$	%
OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent		$5,556	$5,940	$(384)	(6.5	) %
Interest expense		2,323	3,000	(677)	(22.6)
Net interest income - taxable equivalent		3,233	2,940	293	10.0
Less: Taxable equivalent adjustment		60	51	9	17.6
Net interest income		3,173	2,889	284	9.8
Provision for credit losses		917	264	653	247.3
Net interest income after provision for credit losses		2,256	2,625	(369)	(14.1)
Noninterest income		2,294	2,056	238	11.6
Noninterest expense		2,942	2,676	266	9.9
Operating earnings before income taxes		1,608	2,005	(397)	(19.8)
Provision for income taxes		475	671	(196)	(29.2)
Operating earnings (1)		$1,133	$1,334	$(201)	(15.1	) %
PER SHARE DATA BASED ON OPERATING EARNINGS (1)
Basic earnings		$2.07	$2.44	$(.37)	(15.2	) %
Diluted earnings		2.06	2.42	(.36)	(14.9)
Weighted average shares (in thousands) -	Basic	547,543	546,978
	Diluted	551,144	552,153
Dividends paid per share		$1.39	$1.30	$.09	6.9%
PERFORMANCE RATIOS BASED ON OPERATING EARNINGS (1)
Return on average assets		1.12%	1.43%
Return on average equity		11.63	14.86
Net yield on earning assets (taxable equivalent)		3.61	3.54
Noninterest income as a percentage of
total income (taxable equivalent) (2)		40.8	41.1
Efficiency ratio (taxable equivalent) (2)		52.9	53.3
CASH BASIS PERFORMANCE
BASED ON OPERATING EARNINGS (1)(3)
Cash basis operating earnings		$1,181	$1,384	$(203)	(14.7	) %
Diluted earnings per share		2.14	2.51	(.37)	(14.7)
Return on average tangible assets		1.22%	1.55%
Return on average tangible equity		21.33	27.83
Efficiency ratio (taxable equivalent) (2)		51.5	51.7

		For the Nine Months Ended	Increase (Decrease)
(Dollars in millions, except per share data)		9/30/08	9/30/07	$	%
INCOME STATEMENTS
Interest income		$5,478	$5,882	$(404)	(6.9	) %
Interest expense		2,305	2,993	(688)	(23.0)
Net interest income		3,173	2,889	284	9.8
Provision for credit losses		917	264	653	247.3
Net interest income after provision for credit losses		2,256	2,625	(369)	(14.1)
Noninterest income		2,390	2,056	334	16.2
Noninterest expense		2,907	2,694	213	7.9
Income before income taxes		1,739	1,987	(248)	(12.5)
Provision for income taxes		525	664	(139)	(20.9)
Net income		$1,214	$1,323	$(109)	(8.2	) %
PER SHARE DATA
Basic earnings		$2.22	$2.42	$(.20)	(8.3	) %
Diluted earnings		2.20	2.40	(.20)	(8.3)
Weighted average shares (in thousands) -	Basic	547,543	546,978
	Diluted	551,144	552,153
PERFORMANCE RATIOS BASED ON NET INCOME
Return on average assets		1.20%	1.42%
Return on average equity		12.46	14.74
Efficiency ratio (taxable equivalent) (2)		51.5	53.6

NOTES:	Applicable ratios are annualized.
	(1)	Operating earnings exclude the effect of merger-related and restructuring charges or credits and nonrecurring items. These amounts totaled $(81 million) and $11 million, net of tax, in 2008 and 2007, respectively. See Reconciliation Tables included herein.
	(2)	Excludes securities gains (losses), foreclosed property expense, increases or decreases in the valuation of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives. Cash basis and operating ratios also exclude merger-related and restructuring charges or credits and nonrecurring items, where applicable. See Reconciliation Tables included herein.
	(3)	Cash basis performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity, net of deferred taxes, and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 7	Investor Relations	FAX (336) 733-3132

			As of / For the Nine Months Ended		Increase (Decrease)
(Dollars in millions)			9/30/08	9/30/07	$	%
CONSOLIDATED BALANCE SHEETS
End of period balances
Cash and due from banks			$1,701	$1,613	$88	5.5%
Interest-bearing deposits with banks			701	604	97	16.1
Federal funds sold and other earning assets			345	507	(162)	(32.0)
Securities available for sale			20,534	23,061	(2,527)	(11.0)
Trading securities			548	1,587	(1,039)	(65.5)
Total securities			21,082	24,648	(3,566)	(14.5)
Commercial loans and leases			48,694	43,365	5,329	12.3
Direct retail loans			15,569	15,586	(17)	(.1)
Sales finance loans			6,314	6,056	258	4.3
Revolving credit loans			1,718	1,535	183	11.9
Mortgage loans			17,259	17,051	208	1.2
Specialized lending			5,709	5,288	421	8.0
Total loans and leases held for investment			95,263	88,881	6,382	7.2
Loans held for sale			1,419	1,178	241	20.5
Total loans and leases			96,682	90,059	6,623	7.4
Allowance for loan and lease losses			1,377	934	443	47.4
Total earning assets			119,409	116,057	3,352	2.9
Premises and equipment, net			1,557	1,504	53	3.5
Goodwill			5,340	5,132	208	4.1
Core deposit and other intangibles			507	491	16	3.3
Other assets			10,503	7,157	3,346	46.8
Total assets			137,041	130,781	6,260	4.8
Noninterest-bearing deposits			13,534	13,197	337	2.6
Interest checking			2,189	1,128	1,061	94.1
Other client deposits			37,786	35,391	2,395	6.8
Client certificates of deposit			26,519	26,315	204.8
Total client deposits			80,028	76,031	3,997	5.3
Other interest-bearing deposits			8,359	9,154	(795)	(8.7)
Total deposits			88,387	85,185	3,202	3.8
Fed funds purchased, repos and other borrowings			10,075	10,618	(543)	(5.1)
Long-term debt			21,337	19,059	2,278	12.0
Total interest-bearing liabilities			106,265	101,665	4,600	4.5
Other liabilities			4,307	3,517	790	22.5
Total liabilities			124,106	118,379	5,727	4.8
Total shareholders' equity			$12,935	$12,402	$533	4.3%
Average balances
Securities, at amortized cost			$23,800	$23,090	$710	3.1%
Commercial loans and leases			46,931	41,971	4,960	11.8
Direct retail loans			15,606	15,415	191	1.2
Sales finance loans			6,171	5,856	315	5.4
Revolving credit loans			1,639	1,430	209	14.6
Mortgage loans			18,653	17,217	1,436	8.3
Specialized lending			5,514	5,101	413	8.1
Total loans and leases			94,514	86,990	7,524	8.6
Allowance for loan and lease losses			1,140	914	226	24.7
Other earning assets			1,096	971	125	12.9
Total earning assets			119,410	111,051	8,359	7.5
Total assets			135,311	124,873	10,438	8.4
Noninterest-bearing deposits			12,981	13,188	(207)	(1.6)
Interest checking			2,412	2,299	113	4.9
Other client deposits			35,965	34,035	1,930	5.7
Client certificates of deposit			26,707	25,822	885	3.4
Total client deposits			78,065	75,344	2,721	3.6
Other interest-bearing deposits			9,707	7,564	2,143	28.3
Total deposits			87,772	82,908	4,864	5.9
Fed funds purchased, repos and other borrowings			10,004	8,848	1,156	13.1
Long-term debt			20,557	17,769	2,788	15.7
Total interest-bearing liabilities			105,352	96,337	9,015	9.4
Total shareholders' equity			$13,015	$12,001	$1,014	8.4%

	As of / For the Quarter Ended
(Dollars in millions, except per share data)		9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
MISCELLANEOUS INFORMATION

Unrealized appreciation (depreciation) on
securities available for sale, net of tax		$(398)	$(274)	$(18)	$(28)	$(150)
Derivatives (notional value)		67,287	59,795	57,925	47,197	43,051
Fair value of derivatives portfolio		219	156	380	181	34
Common stock prices:	High	45.31	37.85	36.96	42.61	43.00
	Low	18.71	21.40	25.92	30.36	36.95
	End of period	37.80	22.77	32.06	30.67	40.39
Weighted average shares (in thousands) -	Basic	549,761	546,628	546,214	547,795	550,603
	Diluted	553,544	549,758	548,946	551,078	555,336
End of period shares outstanding (in thousands)		552,259	546,928	546,799	545,955	549,337
End of period banking offices		1,501	1,489	1,494	1,492	1,501
ATMs		2,178	2,173	2,165	2,158	2,166
FTEs		29,818	30,089	29,726	29,394	28,886

NOTES:	All items referring to average loans and leases include loans held for sale.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 8	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended
(Dollars in millions, except per share data)	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
OPERATING EARNINGS STATEMENTS (1)
Interest income - taxable equivalent
Interest and fees on loans and leases	$1,511	$1,512	$1,604	$1,715	$1,730
Interest and dividends on securities	303	299	303	308	307
Interest on short-term investments	7	6	11	14	14
Total interest income - taxable equivalent	1,821	1,817	1,918	2,037	2,051
Interest expense
Interest on deposits	449	455	564	655	679
Interest on fed funds purchased, repos and other borrowings	55	64	94	118	117
Interest on long-term debt	208	208	226	256	263
Total interest expense	712	727	884	1,029	1,059
Net interest income - taxable equivalent	1,109	1,090	1,034	1,008	992
Less: Taxable equivalent adjustment	21	22	17	17	14
Net interest income	1,088	1,068	1,017	991	978
Provision for credit losses	364	330	223	184	105
Net interest income after provision for
credit losses	724	738	794	807	873
Noninterest income
Insurance income	232	237	212	221	206
Service charges on deposits	176	172	154	165	157
Other nondeposit fees and commissions	137	139	128	133	129
Investment banking and brokerage fees and commissions	84	88	86	85	87
Trust and investment advisory revenues	37	38	40	42	40
Mortgage banking income	83	57	59	27	27
Securities gains (losses), net	(2)	10	43	1	6
Other noninterest income	30	39	15	44	23
Total noninterest income	777	780	737	718	675
Noninterest expense
Personnel expense	552	565	547	516	514
Occupancy and equipment expense	127	124	123	126	118
Foreclosed property expense	22	17	13	13	5
Amortization of intangibles	25	25	27	27	26
Other noninterest expense	274	266	235	243	218
Total noninterest expense	1,000	997	945	925	881
Operating earnings before income taxes	501	521	586	600	667
Provision for income taxes	146	144	185	185	219
Operating earnings (1)	$355	$377	$401	$415	$448
PER SHARE DATA BASED ON
OPERATING EARNINGS (1)
Basic earnings	$.64	$.69	$.73	$.76	$.81
Diluted earnings	.64	.69	.73	.75	.81
Dividends paid per share	.47	.46	.46	.46	.46
PERFORMANCE RATIOS BASED ON
OPERATING EARNINGS (1)
Return on average assets	1.03%	1.12%	1.21%	1.26%	1.38%
Return on average equity	10.74	11.69	12.47	13.00	14.38
Net yield on earning assets (taxable equivalent)	3.66	3.65	3.54	3.46	3.45
Efficiency ratio (taxable equivalent) (2)	52.3	52.5	54.0	52.8	52.9
Noninterest income as a percentage of
total income (taxable equivalent) (2)	40.5	41.6	40.2	41.7	40.1
Average earning assets as a percentage of
average total assets	88.4	88.4	88.0	88.6	89.0
Average loans and leases as a percentage of
average deposits	106.6	109.4	107.1	106.5	105.8
CASH BASIS PERFORMANCE BASED ON
OPERATING EARNINGS (1) (3)
Cash basis operating earnings	$371	$392	$418	$432	$466
Diluted earnings per share	.67	.71	.76	.78	.84
Return on average tangible assets	1.12%	1.22%	1.32%	1.37%	1.50%
Return on average tangible equity	19.77	21.44	22.81	24.03	26.86
Efficiency ratio (taxable equivalent) (2)	51.0	51.2	52.4	51.3	51.3

NOTES:	Applicable ratios are annualized.
	(1)	Operating earnings exclude the effect of merger-related and restructuring charges or credits and nonrecurring items. These amounts totaled $(3 million), $(51 million), $(27 million), $4 million and $4 million, net of tax, for the quarters ended September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, and September 30, 2007, respectively. See Reconciliation Tables included herein.
	(2)	Excludes securities gains (losses), foreclosed property expense, increases or decreases in the valuation of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives. Cash basis and operating ratios also exclude merger-related and restructuring charges or credits and nonrecurring items, where applicable. See Reconciliation Tables included herein.
	(3)	Cash basis operating performance information excludes the effect on earnings of amortization expense applicable to intangible assets, the unamortized balances of intangibles from assets and equity, net of deferred taxes, and the net amortization of purchase accounting mark-to-market adjustments. See Reconciliation Tables included herein.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 9	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended
(Dollars in millions, except per share data)	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07

INCOME STATEMENTS
Interest income
Interest and fees on loans and leases	$1,499	$1,501	$1,595	$1,706	$1,719
Interest and dividends on securities	287	283	289	292	297
Interest on short-term investments	7	6	11	14	14
Total interest income	1,793	1,790	1,895	2,012	2,030
Interest expense
Interest on deposits	449	455	564	655	679
Interest on fed funds purchased, repos and other borrowings	48	59	88	110	110
Interest on long-term debt	208	208	226	256	263
Total interest expense	705	722	878	1,021	1,052
Net interest income	1,088	1,068	1,017	991	978
Provision for credit losses	364	330	223	184	105
Net interest income after provision for
credit losses	724	738	794	807	873
Noninterest income
Insurance income	232	237	212	221	206
Service charges on deposits	176	172	154	165	157
Other nondeposit fees and commissions	137	139	128	133	129
Investment banking and brokerage fees and commissions	84	88	86	85	87
Trust and investment advisory revenues	37	38	40	42	40
Mortgage banking income	83	57	59	27	27
Securities gains (losses), net	13	10	43	1	6
Other noninterest income	30	86	49	44	23
Total noninterest income	792	827	771	718	675
Noninterest expense
Personnel expense	552	565	547	516	514
Occupancy and equipment expense	127	124	123	126	118
Foreclosed property expense	22	17	13	13	5
Amortization of intangibles	25	25	27	27	26
Merger-related and restructuring charges (credits), net	5	1	5	3	7
Other noninterest expense	278	230	221	257	218
Total noninterest expense	1,009	962	936	942	888
Income before income taxes	507	603	629	583	660
Provision for income taxes	149	175	201	172	216
Net income	$358	$428	$428	$411	$444
PER SHARE DATA
Basic earnings	$.65	$.78	$.78	$.75	$.81
Diluted earnings	.65	.78	.78	.75	.80

	For the Quarter Ended
	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
ANNUALIZED INTEREST YIELDS / RATES (1) (2)
Interest income:
Securities:
U.S. government-sponsored entities (GSE)	5.08%	5.12%	4.69%	4.62%	4.62%
Mortgage-backed securities issued by GSE	4.89	4.79	5.14	5.27	5.21
States and political subdivisions	6.40	6.07	6.32	6.73	6.36
Non-agency mortgage-backed securities	5.82	5.81	5.81	5.80	5.79
Other securities	3.88	5.44	6.12	7.20	6.33
Trading securities	2.99	2.81	5.89	4.06	4.54
Total securities	5.03	5.01	5.18	5.15	5.05
Loans:
Commercial loans and leases	5.42	5.59	6.47	7.41	7.85
Direct retail loans	6.35	6.47	6.94	7.29	7.40
Sales finance loans	6.57	6.60	6.72	6.88	6.71
Revolving credit loans	10.72	10.86	11.78	12.47	12.93
Mortgage loans	6.01	5.99	6.03	6.07	6.05
Specialized lending	12.49	12.99	13.22	13.10	13.02
Total loans	6.28	6.40	6.95	7.50	7.72
Other earning assets	2.61	2.48	3.41	4.48	4.96
Total earning assets	6.00	6.09	6.56	6.98	7.13
Interest expense:
Interest-bearing deposits:
Interest checking	1.32	.97	1.76	2.22	2.33
Other client deposits	1.62	1.57	2.11	2.69	2.94
Client certificates of deposit	3.33	3.73	4.30	4.58	4.64
Other interest-bearing deposits	2.61	2.74	3.38	4.72	5.22
Total interest-bearing deposits	2.32	2.49	3.07	3.60	3.80
Fed funds purchased, repos and other borrowings	2.44	2.51	3.50	4.37	4.71
Long-term debt	4.00	3.83	4.73	5.39	5.59
Total interest-bearing liabilities	2.66	2.77	3.42	4.02	4.23
Net yield on earning assets	3.66%	3.65%	3.54%	3.46%	3.45%

NOTES:	(1)	Fully taxable equivalent yields. Securities yields calculated based on amortized cost.
	(2)	Excludes basis adjustments for fair value hedges.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 10	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended
(Dollars in millions, except per share data)	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
SELECTED BALANCE SHEET DATA
End of period balances
Securities available for sale	$20,534	$22,657	$23,487	$22,419	$23,061
Trading securities	548	514	609	1,009	1,587
Total securities	21,082	23,171	24,096	23,428	24,648
Commercial loans and leases	48,694	47,790	46,277	44,870	43,365
Direct retail loans	15,569	15,623	15,570	15,691	15,586
Sales finance loans	6,314	6,266	6,052	6,021	6,056
Revolving credit loans	1,718	1,667	1,598	1,618	1,535
Mortgage loans	17,259	17,304	17,446	17,467	17,051
Specialized lending	5,709	5,550	5,186	5,240	5,288
Total loans and leases held for investment	95,263	94,200	92,129	90,907	88,881
Loans held for sale	1,419	1,515	1,822	779	1,178
Total loans and leases	96,682	95,715	93,951	91,686	90,059
Allowance for loan and lease losses	1,377	1,257	1,097	1,004	934
Other earning assets	1,046	975	1,098	1,307	1,111
Total earning assets	119,409	120,300	119,174	116,466	116,057
Total assets	137,041	136,465	136,417	132,618	130,781
Noninterest-bearing deposits	13,534	13,567	13,377	13,059	13,197
Interest checking	2,189	2,542	1,150	1,201	1,128
Other client deposits	37,786	36,871	35,196	35,504	35,391
Client certificates of deposit	26,519	26,801	26,819	26,972	26,315
Total client deposits	80,028	79,781	76,542	76,736	76,031
Other interest-bearing deposits	8,359	8,433	10,939	10,030	9,154
Total deposits	88,387	88,214	87,481	86,766	85,185	-
Fed funds purchased, repos and other borrowings	10,075	10,804	9,610	10,634	10,618
Long-term debt	21,337	20,556	21,544	18,693	19,059
Total interest-bearing liabilities	106,265	106,007	105,258	103,034	101,665
Total shareholders' equity	12,935	12,800	12,842	12,632	12,402
Goodwill	5,340	5,306	5,226	5,194	5,132
Core deposit and other intangibles	507	505	474	489	491
Total intangibles	5,847	5,811	5,700	5,683	5,623
Mortgage servicing rights	$696	$702	$496	$560	$567
Average balances
Securities, at amortized cost	$24,083	$23,898	$23,414	$23,967	$24,246
Commercial loans and leases	48,132	47,098	45,549	43,969	42,838
Direct retail loans	15,595	15,584	15,639	15,640	15,534
Sales finance loans	6,292	6,188	6,031	6,042	6,006
Revolving credit loans	1,688	1,628	1,602	1,548	1,485
Mortgage loans	18,485	18,902	18,574	18,297	17,922
Specialized lending	5,751	5,466	5,323	5,309	5,305
Total loans and leases	95,943	94,866	92,718	90,805	89,090
Allowance for loan and lease losses	1,281	1,118	1,018	945	931
Other earning assets	975	1,035	1,282	1,257	1,105
Total earning assets	121,001	119,799	117,414	116,029	114,441
Total assets	136,933	135,557	133,425	131,009	128,633
Noninterest-bearing deposits	13,181	13,086	12,676	13,040	13,248
Interest checking	2,369	2,566	2,301	2,293	2,202
Other client deposits	38,369	34,650	34,851	34,981	34,836
Client certificates of deposit	26,317	26,742	27,061	26,682	26,456
Total client deposits	80,236	77,044	76,889	76,996	76,742
Other interest-bearing deposits	9,785	9,641	9,694	8,264	7,481
Total deposits	90,021	86,685	86,583	85,260	84,223
Fed funds purchased, repos and other borrowings	8,915	10,350	10,760	10,739	9,892
Long-term debt	20,770	21,697	19,201	18,864	18,721
Total interest-bearing liabilities	106,525	105,646	103,868	101,823	99,588
Total shareholders' equity	$13,133	$12,982	$12,929	$12,655	$12,359
SELECTED CAPITAL INFORMATION (1)
Risk-based capital:
Tier 1	$10,008	$9,317	$9,287	$9,085	$9,048
Total	15,318	14,673	14,644	14,233	14,081
Risk-weighted assets	106,103	104,455	103,546	100,053	96,926
Average quarterly tangible assets	131,469	129,915	127,653	125,515	123,480
Risk-based capital ratios:
Tier 1	9.4%	8.9%	9.0%	9.1%	9.3%
Total	14.4	14.0	14.1	14.2	14.5
Leverage capital ratio	7.6	7.2	7.3	7.2	7.3
Equity as a percentage of total assets	9.4	9.4	9.4	9.5	9.5
Tangible equity as a percentage of tangible assets (2)	5.8	5.7	5.6	5.7	5.7
Book value per share	$23.42	$23.40	$23.49	$23.14	$22.58
Tangible book value per share (2)	13.91	13.60	13.47	13.18	13.09

NOTES:	All items referring to average loans and leases include loans held for sale.
	(1)	Current quarter risk-based capital information is preliminary.
	(2)	Tangible equity and assets are based on regulatory Tier 1 capital definition.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 11	Investor Relations	FAX (336) 733-3132

As of / For the Quarter Ended
(Dollars in millions)	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
ASSET QUALITY ANALYSIS
Allowance For Credit Losses
Beginning balance	$1,273	$1,113	$1,015	$941	$926
Allowance for acquired (sold) loans, net	(2)	-	-	1	-
Provision for credit losses	364	330	223	184	105
Charge-offs
Commercial loans and leases	(87)	(48)	(18)	(26)	(18)
Direct retail loans	(41)	(38)	(28)	(18)	(20)
Sales finance loans	(15)	(13)	(13)	(10)	(9)
Revolving credit loans	(20)	(18)	(18)	(11)	(12)
Mortgage loans	(33)	(13)	(5)	(6)	(1)
Specialized lending	(61)	(55)	(59)	(54)	(45)
Total charge-offs	(257)	(185)	(141)	(125)	(105)
Recoveries
Commercial loans and leases	3	2	4	2	3
Direct retail loans	3	3	3	3	3
Sales finance loans	2	2	2	2	2
Revolving credit loans	2	3	3	3	3
Specialized lending	5	5	4	4	4
Total recoveries	15	15	16	14	15
Net charge-offs	(242)	(170)	(125)	(111)	(90)
Ending balance	$1,393	$1,273	$1,113	$1,015	$941

Allowance For Credit Losses
Allowance for loan and lease losses	$1,377	$1,257	$1,097	$1,004	$934
Reserve for unfunded lending commitments	16	16	16	11	7
Total	$1,393	$1,273	$1,113	$1,015	$941
Nonperforming Assets
Nonaccrual loans and leases:
Commercial loans and leases	$722	$621	$443	$273	$237
Direct retail loans	76	65	60	43	56
Sales finance loans	6	4	5	5	4
Mortgage loans	298	250	185	119	74
Specialized lending	94	76	67	62	48
Total nonaccrual loans and leases	1,196	1,016	760	502	419
Foreclosed real estate	382	232	178	143	82
Other foreclosed property	60	53	51	51	46
Nonperforming assets	$1,638	$1,301	$989	$696	$547
Loans 90 days or more past due
and still accruing (1)
Commercial loans and leases	$39	$42	$52	$40	$21
Direct retail loans	88	72	59	58	18
Sales finance loans	19	17	15	17	14
Revolving credit loans	17	15	16	15	7
Mortgage loans	123	126	106	85	76
Specialized lending	11	10	10	8	13
Total loans 90 days or more past due and still accruing	$297	$282	$258	$223	$149
Loans 30 - 89 days past due (1)
Commercial loans and leases	$355	$492	$364	$284	$216
Direct retail loans	200	175	185	192	148
Sales finance loans	119	93	86	105	89
Revolving credit loans	29	25	24	24	20
Mortgage loans	582	519	510	506	479
Specialized lending	294	258	216	243	187

Total loans 30 - 89 days past due	$1,579	$1,562	$1,385	$1,354	$1,139

Asset Quality Ratios
Loans 30-89 days past due and still accruing
as a percentage of total loans and leases (1)	1.63%	1.63%	1.47%	1.48%	1.26%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	.31	.29	.27	.24	.17
Nonaccrual and restructured loans and leases
as a percentage of total loans and leases	1.24	1.06	.81	.55	.47
Nonperforming assets as a percentage of:
Total assets	1.20	.95	.73	.52	.42
Loans and leases plus
foreclosed property	1.69	1.36	1.05	.76	.61
Net charge-offs as a percentage of
average loans and leases	1.00	.72	.54	.48	.40
Net charge-offs excluding specialized
lending as a percentage of average
loans and leases (2)	.82	.53	.32	.28	.23
Allowance for loan and lease losses as
a percentage of loans and leases	1.42	1.31	1.17	1.10	1.04
Allowance for loan and lease losses as
a percentage of loans and leases
held for investment	1.45	1.33	1.19	1.10	1.05
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.43	x	1.84	x	2.18	x	2.29	x	2.61	x
Nonaccrual and restructured loans and leases	1.15	1.24	1.44	2.00	2.23

NOTES:	All items referring to loans and leases include loans held for sale and are net of unearned income. Applicable ratios are annualized.
	(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
	(2)	Excludes net charge-offs and average loans from BB&T's specialized lending subsidiaries.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 12	Investor Relations	FAX (336) 733-3132

As of / For the Nine Months Ended	Increase (Decrease)
(Dollars in millions)	9/30/08	9/30/07	$	%
Allowance For Credit Losses
Beginning balance	$1,015	$888	$127	14.3%
Allowance for acquired (sold) loans, net	(2)	16	(18)	NM
Provision for credit losses	917	264	653	247.3
Charge-offs
Commercial loans and leases	(153)	(39)	(114)	292.3
Direct retail loans	(107)	(54)	(53)	98.1
Sales finance loans	(41)	(21)	(20)	95.2
Revolving credit loans	(56)	(36)	(20)	55.6
Mortgage loans	(51)	(4)	(47)	1,175.0
Specialized lending	(175)	(126)	(49)	38.9
Total charge-offs	(583)	(280)	(303)	108.2
Recoveries
Commercial loans and leases	9	15	(6)	(40.0)
Direct retail loans	9	10	(1)	(10.0)
Sales finance loans	6	6	-	-
Revolving credit loans	8	9	(1)	(11.11)
Specialized lending	14	13	1	7.69
Total recoveries	46	53	(7)	(13.2)
Net charge-offs	(537)	(227)	(310)	136.6
Ending balance	$1,393	$941	$452	48.0%
Allowance For Credit Losses
Allowance for loan and lease losses	$1,377	$934	$443	47.4%
Reserve for unfunded lending commitments	16	7	9	128.6
Total	$1,393	$941	$452	48.0%
Asset Quality Ratios
Net charge-offs as a percentage of
average loans and leases	.76%	.35%
Net charge-offs excluding specialized
lending as a percentage of average
loans and leases (1)	.56	.19
Ratio of allowance for loan and lease losses to
net charge-offs	1.92	x	3.07	x

Percentage Increase (Decrease)
QTD	Annualized Link QTD	YTD
3Q08 vs. 3Q07	3Q08 vs. 2Q08	2008 vs. 2007
PERCENTAGE CHANGES IN SELECTED BALANCES ADJUSTED FOR
PURCHASE ACQUISITIONS (2)
Average Balances
Commercial loans and leases (3)	13.6%	9.2%	12.0%
Direct retail loans	0.4	0.3	1.0
Sales finance loans	4.8	6.7	5.4
Revolving credit loans	13.7	14.7	14.6
Mortgage loans	3.1	(8.8)	7.3
Specialized lending	7.3	20.7	6.0
Total loans and leases (3)	8.2	4.7	8.4

Noninterest-bearing deposits	(0.5)	2.9	(2.1)
Interest checking	7.6	(30.5)	2.7
Other client deposits	10.1	42.7	5.3
Client certificates of deposit	(0.5)	(6.3)	2.7
Total client deposits	4.6	16.5	3.0
Other interest-bearing deposits	30.8	5.9	28.3
Total deposits	6.9%	15.3%	5.3%

PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS BASED ON OPERATING EARNINGS
ADJUSTED FOR PURCHASE ACQUISITIONS AND THE IMPLEMENTATION OF FAIR VALUE ACCOUNTING (2)(5)
Net interest income - taxable equivalent	11.7%	7.3%	9.1%
Noninterest income
Insurance income	0.4	(20.6)	(0.5)
Service charges on deposits	12.1	9.3	11.8
Other nondeposit fees and commissions	6.2	(5.7)	8.6
Investment banking and brokerage fees and commissions	(4.5)	(18.1)	(0.4)
Trust and investment advisory revenues	(7.5)	(10.5)	(4.2)
Mortgage banking income (4) (5)	43.8	18.1	(1.6)
Securities gains (losses), net	NM	NM	NM
Other income (5)	30.4	NM	(36.0)
Total noninterest income (4) (5)	4.8	(20.7)	3.4
Noninterest expense
Personnel expense (5)	0.6	(10.7)	(1.1)
Occupancy and equipment expense	6.7	3.2	4.7
Other noninterest expense	23.4	16.7	15.3
Total noninterest expense (5)	7.8%	(.4	) %	4.3%

NOTES:	All items referring to loans and leases include loans held for sale and are net of unearned income. Applicable ratios are annualized.
	(1)	Excludes net charge-offs and average loans from BB&T's specialized lending subsidiaries.
	(2)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions during 2008 and 2007.
	(3)	Adjusted for the sale of leveraged lease investments.
	(4)	Excludes the net impact of valuation adjustments for mortgage servicing rights and gains or losses on mortgage servicing rights-related derivatives.
	(5)	Adjusted for the impact of the implementation of fair value accounting standards on January 1, 2008.
	NM	- not meaningful.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 13	Investor Relations	FAX (336) 733-3132

	As of / For the Quarter Ended
(Dollars in millions)	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
SELECTED MORTGAGE BANKING INFORMATION
Residential Mortgage Servicing Rights (1)	$601	$611	$406	$472	$533

Income Statement Impact of Mortgage Servicing
Rights Valuation:
MSRs fair value increase (decrease)	$(41)	$152	$(84)	$(85)	$(54)
MSRs derivative hedge (losses) gains	65	(158)	82	80	60
Net	$24	$(6)	$(2)	$(5)	$6

Residential Mortgage Loan Originations	$3,743	$4,721	$4,393	$3,240	$3,225

Residential Mortgage Servicing Portfolio:
Loans serviced for others	$39,292	$36,810	$33,977	$32,762	$31,081
Bank owned loans serviced	18,411	18,755	19,155	18,191	18,059
Total servicing portfolio	57,703	55,565	53,132	50,953	49,140
Weighted Average Coupon Rate	6.01%	5.98%	6.00%	6.01%	5.98%
Weighted Average Servicing Fee	.366	.365	.363	.363	.359

	For the Quarter Ended
(Dollars in millions, except per share data)	9/30/08	6/30/08	3/31/08	12/31/07	9/30/07
RECONCILIATION TABLE
Net income	$358	$428	$428	$411	$444
Merger-related and restructuring items, net of tax	3	1	3	2	4
Other, net of tax (4)	(6)	(52)	(30)	2	-
Operating earnings	355	377	401	415	448
Amortization of intangibles, net of tax	15	15	17	16	17
Amortization of mark-to-market adjustments, net of tax	1	-	-	1	1
Cash basis operating earnings	371	392	418	432	466
Return on average assets	1.04%	1.27%	1.29%	1.24%	1.37%
Effect of merger-related and restructuring items, net of tax	.01	-	.01	.01	.01
Effect of other, net of tax (4)	(.02)	(.15)	(.09)	.01	-
Operating return on average assets	1.03	1.12	1.21	1.26	1.38
Effect of amortization of intangibles, net of tax (2)	.09	.10	.11	.11	.12
Effect of amortization of mark-to-market adjustments,
net of tax	-	-	-	-	-
Cash basis operating return on average
tangible assets	1.12	1.22	1.32	1.37	1.50
Return on average equity	10.86%	13.27%	13.30%	12.89%	14.24%
Effect of merger-related and restructuring items, net of tax	.10	.02	.09	.05	.14
Effect of other, net of tax (4)	(.22)	(1.60)	(.92)	.06	-
Operating return on average equity	10.74	11.69	12.47	13.00	14.38
Effect of amortization of intangibles, net of tax (2)	9.00	9.75	10.34	10.99	12.43
Effect of amortization of mark-to-market adjustments,
net of tax	.03	-	-	.04	.05
Cash basis operating return on average
tangible equity	19.77	21.44	22.81	24.03	26.86
Efficiency ratio (taxable equivalent) (3)	52.8%	49.4%	52.4%	53.8%	53.3%
Effect of merger-related and restructuring items	(.3)	(.1)	(.2)	(.2)	(.4)
Effect of other (4)	(.2)	3.2	1.8	(.8)	-
Operating efficiency ratio (3)	52.3	52.5	54.0	52.8	52.9
Effect of amortization of intangibles	(1.3)	(1.3)	(1.6)	(1.5)	(1.6)
Effect of amortization of mark-to-market adjustments	-	-	-	-	-
Cash basis operating efficiency ratio (3)	51.0	51.2	52.4	51.3	51.3
Fee income ratio (3)	40.5%	43.0%	41.4%	41.7%	40.1%
Effect of other (4)	-	(1.4)	(1.2)	-	-
Operating fee income ratio (3)	40.5	41.6	40.2	41.7	40.1
Basic earnings per share	$.65	$.78	$.78	$.75	$.81
Effect of merger-related and restructuring items, net of tax	-	-	-	.01	-
Effect of other, net of tax (4)	(.01)	(.09)	(.05)	-	-
Operating basic earnings per share	.64	.69	.73	.76	.81
Diluted earnings per share	$.65	$.78	$.78	$.75	$.80
Effect of merger-related and restructuring items, net of tax	-	-	-	-	.01
Effect of other, net of tax (4)	(.01)	(.09)	(.05)	-	-
Operating diluted earnings per share	.64	.69	.73	.75	.81
Effect of amortization of intangibles, net of tax	.03	.02	.03	.03	.03
Effect of amortization of mark-to-market adjustments,
net of tax	-	-	-	-	-
Cash basis operating diluted earnings per share	.67	.71	.76	.78	.84

NOTES:	Applicable ratios are annualized.
	(1)	Balances exclude commercial mortgage servicing rights totaling $95 million, $91 million, $90 million, $88 million and $34 million as of September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007 and September 30, 2007, respectively.
	(2)	Reflects the effect of excluding average intangible assets from average assets and average equity, net of deferred taxes, to calculate cash basis ratios.
	(3)	Excludes securities gains (losses), foreclosed property expense, increases or decreases in the valuation of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives. Operating and cash basis ratios also exclude merger-related and restructuring charges or credits and nonrecurring items, where applicable.
	(4)	The third quarter of 2008 reflects net securities gains, other-than-temporary impairment losses and other nonrecurring professional fees collectively totaling $6 million, net of tax. The second quarter of 2008 reflects a gain from the sale of Visa, Inc. shares and a gain from the early extinguishment of certain FHLB advances collectively totaling $52 million, net of tax. The first quarter of 2008 reflects a gain from the IPO and the reversal of a reserve charge relating to the Visa, Inc settlement totaling $30 million, net of tax. The fourth quarter of 2007 reflects a reserve charge relating to the Visa, Inc settlement totaling $9 million, net of tax, and a credit of $7 million to the provision for income taxes related to leveraged leases.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
Page 14	Investor Relations	FAX (336) 733-3132

	For the Nine Months Ended
(Dollars in millions, except per share data)	9/30/08	9/30/07
RECONCILIATION TABLE
Net income	$1,214	$1,323
Merger-related and restructuring items, net of tax	7	11
Other, net of tax (3)	(88)	-
Operating earnings	1,133	1,334
Amortization of intangibles, net of tax	47	49
Amortization of mark-to-market adjustments, net of tax	1	1
Cash basis operating earnings	1,181	1,384
Return on average assets	1.20%	1.42%
Effect of merger-related and restructuring items, net of tax	.01	.01
Effect of other, net of tax (3)	(.09)	-
Operating return on average assets	1.12	1.43
Effect of amortization of intangibles, net of tax (1)	.10	.12
Effect of amortization of mark-to-market adjustments, net of tax	-	-
Cash basis operating return on average tangible assets	1.22	1.55
Return on average equity	12.46%	14.74%
Effect of merger-related and restructuring items, net of tax	.08	.12
Effect of other, net of tax (3)	(.91)	-
Operating return on average equity	11.63	14.86
Effect of amortization of intangibles, net of tax (1)	9.69	12.95
Effect of amortization of mark-to-market adjustments, net of tax	.01	.02
Cash basis operating return on average tangible equity	21.33	27.83
Efficiency ratio (taxable equivalent) (2)	51.5%	53.6%
Effect of merger-related and restructuring items	(.2)	(.3)
Effect of other (3)	1.6	-
Operating efficiency ratio (2)	52.9	53.3
Effect of amortization of intangibles	(1.4)	(1.6)
Effect of amortization of mark-to-market adjustments	-	-
Cash basis operating efficiency ratio (2)	51.5	51.7
Fee income ratio (2)	41.6%	41.1%
Effect of other (3)	(.8)	-
Operating fee income ratio (2)	40.8	41.1
Basic earnings per share	$2.22	$2.42
Effect of merger-related and restructuring items, net of tax	.01	.02
Effect of other, net of tax (3)	(.16)	-
Operating basic earnings per share	2.07	2.44
Diluted earnings per share	$2.20	$2.40
Effect of merger-related and restructuring items, net of tax	.02	.02
Effect of other, net of tax (3)	(.16)	-
Operating diluted earnings per share	2.06	2.42
Effect of amortization of intangibles, net of tax	.08	.09
Effect of amortization of mark-to-market adjustments, net of tax	-	-
Cash basis operating diluted earnings per share	2.14	2.51

NOTES:	Applicable ratios are annualized.
	(1)	Reflects the effect of excluding average intangible assets from average assets and average equity, net of deferred taxes, to calculate cash basis ratios.
	(2)	Excludes securities gains (losses), foreclosed property expense, increases or decreases in the valuation of mortgage servicing rights, and gains or losses on mortgage servicing rights-related derivatives. Operating and cash basis ratios also exclude merger-related and restructuring charges or credits and nonrecurring items, where applicable.
	(3)	2008 reflects net securities gains, other-than-temporary impairments, gains from the initial IPO and sale of Visa, Inc. shares, a reversal of a reserve charge relating to the Visa, Inc settlement, gains from the early extinguishment of certain FHLB advances and nonrecurring professional expenses collectively totaling $88 million, net of tax.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
CREDIT SUPPLEMENT Page 1	Investor Relations	FAX (336) 733-3132

(Dollars in millions, except average loan and average client size)
SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)

		As of / For the Period Ended September 30, 2008

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND		Builder /	Land / Land	Condos /
CONSTRUCTION LOANS (ADC)		Construction	Development	Townhomes	Total ADC

Total loans outstanding		$3,093	$4,581	$654	$8,328

Average loan size (in thousands)		294	600	1,438	447
Average client size (in thousands)		863	1,366	3,466	1,163

Percentage of total loans		3.2%	4.7%	.7%	8.6%

Nonaccrual loans and leases as a percentage of category		5.33	4.70	5.79	5.02
Gross charge-offs as a percentage of category		1.04	1.57	2.41	1.44

	As of / For the Period Ended September 30, 2008

					Gross Charge-
				Nonaccrual as a	Offs as a
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND	Total	Percentage of	Nonaccrual Loans	Percentage of	Percentage of
CONSTRUCTION LOANS (ADC) BY STATE OF ORIGINATION	Outstandings	Total	and Leases	Outstandings	Outstandings
North Carolina	$2,951	35.4%	$68	2.31%	.10%
Georgia	1,494	17.9	126	8.42	3.98
Virginia	1,311	15.7	68	5.17	1.48
Florida	872	10.5	109	12.48	2.24
South Carolina	656	7.9	10	1.54	.28
Washington, D.C.	267	3.2	2.76		1.99
Tennessee	267	3.2	9	3.43	1.27
Kentucky	212	2.6	13	6.33	.10
Maryland	150	1.8	7	4.68	3.65
West Virginia	148	1.8	6	3.87	1.28
Total	$8,328	100.0%	$418	5.02%	1.44%

	As of / For the Period Ended September 30, 2008

				Permanent	Total Other
		Commercial	Commercial Land/	Income Producing	Commercial Real
OTHER COMMERCIAL REAL ESTATE LOANS (2)		Construction	Development	Properties	Estate

Total loans outstanding		$2,396	$2,714	$5,737	$10,847

Average loan size (in thousands)		1,211	787	337	485
Average client size (in thousands)		1,586	951	499	684

Percentage of total loans		2.5%	2.8%	5.9%	11.2%

Nonaccrual loans and leases as a percentage of category		.53	2.02	.53	.90
Gross charge-offs as a percentage of category		.09	.13	.11	.11

	As of / For the Period Ended September 30, 2008

					Gross Charge-
				Nonaccrual as a	Offs as a
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF	Total	Percentage of	Nonaccrual Loans	Percentage of	Percentage of
ORIGINATION	Outstandings	Total	and Leases	Outstandings	Outstandings
North Carolina	$3,215	29.6%	$11.35%		.10%
Georgia	1,925	17.7	25	1.28	.19
Virginia	1,688	15.6	3.20		.03
South Carolina	878	8.1	5.59		.15
Florida	821	7.6	39	4.69	.14
Washington, D.C.	565	5.2	-	.05	.06
Maryland	452	4.2	-	.08	-
Kentucky	437	4.0	5	1.04	.05
West Virginia	437	4.0	2.44		.02
Tennessee	322	3.0	8	2.40	.51
Other	107	1.0	-	-	-
Total	$10,847	100.0%	$98.90%		.11%

NOTES:	(1)	Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification.
	(2)	Other CRE loans consist primarily of non-residential income producing CRE loans. C&I loans secured by real property are excluded.

QUARTERLY PERFORMANCE SUMMARY	Tamera L. Gjesdal
BB&T Corporation (NYSE:BBT)	Senior Vice President	(336) 733-3058
CREDIT SUPPLEMENT Page 2	Investor Relations	FAX (336) 733-3132

(Dollars in millions, except average loan size)
SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION

	As of / For the Period Ended September 30, 2008

			Construction/
MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (1)

Total loans outstanding	$12,043	$3,255	$1,659	$630

Average loan size (in thousands)	193	329	316	69
Average credit score	721	734	735	607

Percentage of total loans	12.5%	3.4%	1.7%	.7%
Percentage that are first mortgages	99.6	99.7	98.9	82.2
Average loan to value	74.4	67.3	77.4	81.1

Nonaccrual loans and leases as a percentage of category	1.36	2.04	3.14	4.08
Gross charge-offs as a percentage of category	.27	.47	.88	1.80

	As of / For the Period Ended September 30, 2008

				Gross Charge-
			Nonaccrual as a	Offs as a
	Total Mortgages	Percentage of	Percentage of	Percentage of
RESIDENTIAL MORTGAGE LOANS BY STATE	Outstanding (1)	Total	Outstandings	Outstandings

North Carolina	$4,354	24.8%	.53%	.07%
Virginia	3,576	20.3	1.22	.35
Florida	2,611	14.8	5.15	1.30
Maryland	1,864	10.6	1.23	.37
South Carolina	1,623	9.2	1.17	.10
Georgia	1,620	9.2	2.46	.60
West Virginia	384	2.2	.82	.15
Kentucky	363	2.1	.45	.28
Tennessee	260	1.5	1.05	.04
Washington, D.C.	195	1.1	1.28	.02
Other	737	4.2	2.06	.48
Total	$17,587	100.0%	1.75%	.42%

(Dollars in millions, except average loan size)
SUPPLEMENTAL HOME EQUITY PORTFOLIO INFORMATION (2)
			As of / For the Period Ended
			September 30, 2008

			Home Equity	Home Equity
HOME EQUITY LOANS & LINES			Loans	Lines

Total loans outstanding			$9,217	$5,254

Average loan size (in thousands) (3)			49	35
Average credit score			725	759

Percentage of total loans			9.5%	5.4%
Percentage that are first mortgages			77.1	23.5
Average loan to value			67.4	67.2

Nonaccrual loans and leases as a percentage of category			.63	.28
Gross charge-offs as a percentage of category			.54	.89

	As of / For the Period Ended September 30, 2008

	Total Home			Gross Charge-
	Equity Loans and		Nonaccrual as a	Offs as a
	Lines	Percentage of	Percentage of	Percentage of
HOME EQUITY LOANS AND LINES BY STATE	Outstanding	Total	Outstandings	Outstandings
North Carolina	$5,026	34.7%	.47%	.26%
Virginia	3,245	22.4	.22	.83
South Carolina	1,418	9.8	.81	.44
Georgia	1,163	8.0	.48	1.14
West Virginia	880	6.1	.40	.30
Maryland	861	6.0	.30	.66
Florida	722	5.0	1.41	3.16
Kentucky	610	4.2	.65	.22
Tennessee	434	3.0	.89	.21
Washington, D.C.	91.6		1.21	3.43
Other	21.2		.32	.35
Total	$14,471	100.0%	.50%	.66%

NOTES:	(1)	Includes $378 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category, and excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
	(2)	Home equity portfolio is a component of direct retail loans and originated through the BB&T branching network.
	(3)	Home equity lines without an outstanding balance are excluded from this calculation.